UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

RAYTHEON COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 31, 2018.

RAYTHEON COMPANY

RAYTHEON COMPANY
C/O AMERICAN STOCK TRANSFER
6201 15TH AVENUE
BROOKLYN, NY 11219

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 2, 2018
Date: May 31, 2018	Time: 11:00 a.m. Eastern Time
Location:	The Ritz-Carlton, Pentagon City
1250 South Hayes Street
Arlington,Virginia 22202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and instructions on how to vote. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
The Notice and Proxy Statement and Annual Report are available at www.raytheon.com/proxy
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send an e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).

This e-mail address should NOT be used for any other requests. Instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2018 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, proof of stock ownership and valid government issued photo identification. Please check the meeting materials for any special requirements relating to meeting attendance and voting. Directions to the meeting can be found at www.raytheon.com/proxy. At the meeting, you will need to request a ballot to vote these shares.

Voting Items
The Board of Directors recommends a vote FOR the listed nominees under Item 1.
Item 1 -		Election of Directors
Nominees:
	1a.	Tracy A. Atkinson
	1b.	Robert E. Beauchamp
	1c.	Adriane M. Brown
	1d.	Vernon E. Clark
	1e.	Stephen J. Hadley
	1f.	Thomas A. Kennedy
	1g.	Letitia A. Long
	1h.	George R. Oliver
	1i.	Dinesh C. Paliwal
	1j.	William R. Spivey
	1k.	James A. Winnefeld, Jr.
	1l.	Robert O. Work

COMPANY PROPOSALS: The Board of Directors recommends a vote FOR Items 2 and 3.
Item 2 -	Advisory vote to approve named executive officer compensation
Item 3 -	Ratification of Independent Auditors
SHAREHOLDER PROPOSAL: The Board of Directors recommends a vote AGAINST Item 4.
Item 4 -	Shareholder proposal to amend the proxy access by-law